UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) May 1, 2007



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                  1-143           38-0572515
            -----------------                  -----           ----------
        (State or other jurisdiction of     (Commission     (I.R.S. Employer
        Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)



      Registrant's telephone number, including area code (313) 556-5000
                                                         --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On May 1, 2007 General Motors Corporation (GM) issued a news release announcing April 2007 sales. The release is as follows:

                       GM Reports 311,687 April Deliveries

   o Retail Sales Up 3.6 Percent On An Adjusted Basis, With 15 Models Showing Retail Sales Increases; Daily Rental Sales Drop 36 Percent
   o Retail Sales of Full-Size Pickups Up 6 Percent On An Adjusted Basis, Led By The New Silverado and Sierra
   o Chevrolet Impala, Pontiac G6 and Saturn Aura Contribute To 15 Percent Retail Sales Increase On An Adjusted Basis For Mid-Car Segment; Aveo Drives Economy Car Segment Retail Sales Up 27 Percent On An Adjusted Basis
   o GMC Acadia and Saturn Outlook Fuel Significant Retail Increase In Mid-Utility Crossover Sales

DETROIT - GM dealers in the United States delivered 311,687 vehicles in April, a reduction of 2.2 percent on a sales-day-adjusted basis. GM's April retail sales of 228,465 were up 3.6 percent, on a sales-day-adjusted basis. There were two fewer selling days in April this year.

Fifteen different models showed a retail sales increase, reflecting the continuing strength of GM's new product portfolio. So far this year, daily rental sales of 13 percent of total sales accounted for the lowest percentage of total sales in five years. Daily rental sales were down 23,178 vehicles in April, or 36 percent on a sales-day-adjusted basis, compared with a year ago as mix and quality of share continued to improve significantly. Consistent with its turnaround strategy, GM has reduced daily rental sales by more than 83,000 vehicles in the first four months of 2007.

"April sales were consistent with the pattern of the last few quarters - retail sales up, daily rental down, and continued strength of our launch vehicles," said Mark LaNeve, vice president, GM North American Sales, Service and Marketing. "We are particularly pleased with the Silverado and Sierra pickups, and from January to March this year we've seen more than a four point full-size pickup market share increase at the expense of Toyota, Ford and DCX. Pickup truck customers are telling us in today's environment they are shopping for value, fuel economy and warranty. GM wins on all three."

Chevrolet Aveo, Impala, Silverado, Suburban, and Avalanche; Pontiac G6; Saturn Sky and VUE; GMC Sierra, Yukon XL and Canyon; Cadillac CTS, SRX, Escalade ESV and Escalade EXT all had April retail sales increases compared with a year ago on a sales-day-adjusted basis. Pontiac G5, Saturn Aura and Outlook and the GMC Acadia are newly-offered products and continue to contribute retail sales momentum. The GMC Acadia and Saturn Outlook had retail sales of more than 9,100 vehicles, pushing a significant retail increase in GM's mid-crossover segment. GM's total sales of more than 11,000 vehicles in this segment pushed monthly performance up 184 percent, on a sales-day-adjusted basis, compared with the same month last year.

Total sales of Saturn vehicles were up 29 percent, GMC was up 17 percent and Cadillac was up 2 percent in April on a sales-day-adjusted basis.

"As we continue to execute our North American marketing plans, we've seen positive results, including increased residual values for our products. For customers, this means better resale values for their GM car or truck," LaNeve added. "With new products such as the Buick Enclave, Cadillac CTS and Chevrolet Malibu still to come this year, we expect to build on this customer enthusiasm."

Certified Used Vehicles

April 2007 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, were 41,622 units, down 11 percent from last April. Total year-to-date certified GM sales are 181,473 units, up 3 percent from the same period last year.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, posted 36,625 sales, down nearly 10 percent from last April. Year-to-date sales for GM Certified Used Vehicles are 159,409 units, up 4 percent from the same period in 2006.

Cadillac Certified Pre-Owned Vehicles posted April sales of 2,800 units, down 22 percent from last April. Saturn Certified Pre-Owned Vehicles sold 1,478 units in April, down 17 percent. Saab Certified Pre-Owned Vehicles sold 639 units, down 10 percent from last April, and HUMMER Certified Pre-Owned Vehicles sold 80 units, down 30 percent.

"GM Certified Used Vehicles, the industry's top-selling certified brand, continues to set the pace for the category, with sales through April up more than 4 percent," said LaNeve. "April sales were impacted by having two less sales days than last year. Certified GM sales year-to-date are up over 3 percent from the same period last year."

GM North America Reports April Production, 2007 Second-Quarter Production Forecast is Revised at 1.145 Million Vehicles

In April, GM North America produced 335,000 vehicles (120,000 cars and 215,000 trucks). This is down 17,000 units or 5 percent compared to April 2006 when the region produced 352,000 vehicles (130,000 cars and 222,000 trucks). (Production totals include joint venture production of 15,000 vehicles in April 2007 and 24,000 vehicles in April 2006.)

Additionally, the region's 2007 second-quarter production forecast is revised at
1.145 million vehicles (403,000 cars and 742,000 trucks), down 15,000 units or
1.3 percent from last month's guidance.

GM also announced final 2007 first-quarter and unchanged 2007 second-quarter production forecast for its international regions.

GM Europe - GM Europe produced 511,000 vehicles in the first-quarter of 2007. In the first-quarter of 2006 the region built 494,000 vehicles. The region's 2007 second-quarter production forecast remains unchanged at 473,000 vehicles. In the second-quarter of 2006 the region built 495,000 vehicles.

GM Asia Pacific - The region built 544,000 vehicles in the first-quarter of 2007. In the first-quarter of 2006 the region produced 472,000 vehicles. GM Asia Pacific's 2007 second-quarter production forecast remains unchanged at 568,000 vehicles. In the second-quarter of 2006 the region built 482,000 vehicles.

GM Latin America, Africa and the Middle East - The region built 222,000 vehicles in the first quarter of 2007. In the first quarter of 2006 the region produced 194,000 vehicles. The region's 2007 second-quarter production forecast is unchanged at 233,000 vehicles. In the second quarter of 2006 the region built 206,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the annual global industry sales leader for 76 years. Founded in 1908, GM today employs about 280,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 33 countries. In 2006, nearly
9.1 million GM cars and trucks were sold globally under the following brands:
Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn and Vauxhall. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.


                                      # # #

PAGE>


Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                    April                January - April
-------------------------------------------------------------------------------
 Curr S/D:   24                           % Chg
 Prev S/D:   26           2007      2006  per S/D      2007      2006  % Chg.
-------------------------------------------------------------------------------
Vehicle Total          311,687   345,404   -2.2   1,220,781  1,308,327   -6.7
-------------------------------------------------------------------------------
Car Total              121,009   134,603   -2.6     470,933    515,560   -8.7
-------------------------------------------------------------------------------
Truck Total            190,678   210,801   -2.0     749,848    792,767   -5.4
-------------------------------------------------------------------------------
Light Truck Total      186,545   205,193   -1.5     735,064    774,553   -5.1
-------------------------------------------------------------------------------
Light Vehicle Total    307,554   339,796   -1.9   1,205,997  1,290,113   -6.5
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
      Market Division
       Vehicle Total                                  Calendar Year-to-Date
                                    April                January - April
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006  % Chg.
-------------------------------------------------------------------------------

Buick                   13,234    19,971  -28.2      56,577     81,845  -30.9
Cadillac                16,839    17,916    1.8      63,665     68,845   -7.5
Chevrolet              185,759   209,320   -3.9     734,452    779,940   -5.8
GMC                     41,748    38,769   16.7     152,409    143,335    6.3
HUMMER                   4,375     5,413  -12.4      17,379     22,397  -22.4
Oldsmobile                   0         0  ***.*           0         96  ***.*
Other - Isuzu            1,059     1,235   -7.1       4,082      4,085   -0.1
Pontiac                 26,346    32,793  -13.0     105,417    132,094  -20.2
Saab                     2,350     3,144  -19.0       9,770     11,366  -14.0
Saturn                  19,977    16,843   28.5      77,030     64,324   19.8
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Vehicles Produced in US/Canada/Mexico
-------------------------------------------------------------------------------
Car                    113,596   126,305   -2.6     440,357    487,192   -9.6
-------------------------------------------------------------------------------
Light Truck            186,545   205,193   -1.5     735,064    774,553   -5.1
-------------------------------------------------------------------------------

Twenty-four selling days for the April period this year and twenty-six for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                   April 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                    April                January - April
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006  % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)    24        26
-------------------------------------------------------------------------------
Century                      1         7  -84.5           5         62  -91.9
LaCrosse                 3,791     5,759  -28.7      14,394     22,120  -34.9
LeSabre                     70       204  -62.8         121      1,599  -92.4
Lucerne                  5,672     6,998  -12.2      25,259     29,122  -13.3
Park Avenue                 13         2  604.2          26         27   -3.7
Regal                        0         0  ***.*           0         30  ***.*
      Buick Total        9,547    12,970  -20.3      39,805     52,960  -24.8
-------------------------------------------------------------------------------
CTS                      4,644     4,612    9.1      15,410     17,913  -14.0
DeVille                     40        73  -40.6          71        509  -86.1
DTS                      3,707     4,003    0.3      14,654     18,886  -22.4
Seville                      0         0  ***.*           0          9  ***.*
STS                      1,815     2,088   -5.8       6,249      7,713  -19.0
XLR                        168       320  -43.1         633      1,186  -46.6
      Cadillac Total    10,374    11,096    1.3      37,017     46,216  -19.9
-------------------------------------------------------------------------------
Aveo                     4,716     4,745    7.7      19,944     15,316   30.2
Cavalier                    33        39   -8.3          57        213  -73.2
Classic                     16        -1  ***.*          17          1  ***.*
Cobalt                  14,899    19,249  -16.1      56,848     71,776  -20.8
Corvette                 3,227     3,516   -0.6      11,403     12,808  -11.0
Impala                  28,171    25,879   17.9     108,876     90,312   20.6
Malibu                  12,218    14,721  -10.1      48,270     61,503  -21.5
Monte Carlo              2,056     2,590  -14.0       6,955     12,232  -43.1
SSR                         89       403  -76.1         215      1,849  -88.4
      Chevrolet Total   65,425    71,141   -0.4     252,585    266,010   -5.0
-------------------------------------------------------------------------------
Alero                        0         0  ***.*           0         67  ***.*
      Oldsmobile Total       0         0  ***.*           0         67  ***.*
-------------------------------------------------------------------------------
Bonneville                  88       108  -11.7         130        711  -81.7
G5                       1,837         0  ***.*       7,430          0  ***.*
G6                      11,144     9,296   29.9      46,780     46,154    1.4
Grand Am                    59        92  -30.5          99        487  -79.7
Grand Prix               5,582    10,987  -45.0      22,405     36,365  -38.4
GTO                        700       923  -17.8       2,587      3,499  -26.1
Solstice                 1,605     1,828   -4.9       5,225      7,896  -33.8
Sunfire                     28       112  -72.9          39        566  -93.1
Vibe                     2,989     3,934  -17.7      10,332     13,156  -21.5
      Pontiac Total     24,032    27,280   -4.6      95,027    108,834  -12.7
-------------------------------------------------------------------------------
9-2X                         9        80  -87.8          90        282  -68.1
9-3                      1,738     2,144  -12.2       6,613      7,909  -16.4
9-5                        250       406  -33.3       1,342      1,362   -1.5
      Saab Total         1,997     2,630  -17.7       8,045      9,553  -15.8
-------------------------------------------------------------------------------
Aura                     4,323         0  ***.*      17,751          0  ***.*
ION                      4,191     8,873  -48.8      16,746     31,154  -46.2
Saturn L Series              2         1  116.7           2         20  -90.0
Sky                      1,118       612   97.9       3,955        746  430.2
      Saturn Total       9,634     9,486   10.0      38,454     31,920   20.5
-------------------------------------------------------------------------------
      GM Total         121,009   134,603   -2.6     470,933    515,560   -8.7
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     113,596   126,305   -2.6     440,357    487,192   -9.6
-------------------------------------------------------------------------------
GM Import                7,413     8,298   -3.2      30,576     28,368    7.8
-------------------------------------------------------------------------------
      GM Total         121,009   134,603   -2.6     470,933    515,560   -8.7
-------------------------------------------------------------------------------

* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                   April 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                    April                January - April
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006  % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)    24        26
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              9,547    12,970  -20.3      39,805     52,960  -24.8
Cadillac Total          10,374    11,096    1.3      37,017     46,216  -19.9
Chevrolet Total         60,709    66,396   -0.9     232,641    250,694   -7.2
Oldsmobile Total             0         0  ***.*           0         67  ***.*
Pontiac Total           23,332    26,357   -4.1      92,440    105,335  -12.2
Saturn Total             9,634     9,486   10.0      38,454     31,920   20.5
      GM North America
        Total*         113,596   126,305   -2.6     440,357    487,192   -9.6
===============================================================================
Chevrolet Total          4,716     4,745    7.7      19,944     15,316   30.2
Pontiac Total              700       923  -17.8       2,587      3,499  -26.1
Saab Total               1,997     2,630  -17.7       8,045      9,553  -15.8
      GM Import Total    7,413     8,298   -3.2      30,576     28,368    7.8
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             13,234    19,971  -28.2      56,577     81,845  -30.9
Cadillac Total          16,839    17,916    1.8      63,665     68,845   -7.5
Chevrolet Total        185,759   209,320   -3.9     734,452    779,940   -5.8
GMC Total               41,748    38,769   16.7     152,409    143,335    6.3
HUMMER Total             4,375     5,413  -12.4      17,379     22,397  -22.4
Oldsmobile Total             0         0  ***.*           0         96  ***.*
Other-Isuzu Total        1,059     1,235   -7.1       4,082      4,085   -0.1
Pontiac Total           26,346    32,793  -13.0     105,417    132,094  -20.2
Saab Total               2,350     3,144  -19.0       9,770     11,366  -14.0
Saturn Total            19,977    16,843   28.5      77,030     64,324   19.8
      GM Total         311,687   345,404   -2.2   1,220,781  1,308,327   -6.7
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   April 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                    April                January - April
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006  % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)    24        26
-------------------------------------------------------------------------------
Enclave                     52         0  ***.*          52          0  ***.*
Rainier                    970     1,373  -23.5       2,559      6,020  -57.5
Rendezvous               1,926     4,938  -57.7      11,679     18,301  -36.2
Terraza                    739       690   16.0       2,482      4,564  -45.6
      Total Buick        3,687     7,001  -42.9      16,772     28,885  -41.9
-------------------------------------------------------------------------------
Escalade                 2,690     4,109  -29.1      11,290     12,254   -7.9
Escalade ESV             1,227       393  238.2       5,108      1,887  170.7
Escalade EXT               632       290  136.1       2,713      1,369   98.2
SRX                      1,916     2,028    2.4       7,537      7,119    5.9
      Total Cadillac     6,465     6,820    2.7      26,648     22,629   17.8
-------------------------------------------------------------------------------
Astro                        9        13  -25.0          25        153  -83.7
C/K Suburban(Chevy)      6,287     4,543   49.9      25,957     19,650   32.1
Chevy C/T Series            36        31   25.8          95        100   -5.0
Chevy W Series             292       244   29.6         938        914    2.6
Colorado                 7,088     8,640  -11.1      26,857     27,840   -3.5
Equinox                  7,113    12,583  -38.8      30,009     35,189  -14.7
Express Cutaway/G Cut    1,816     1,598   23.1       5,611      6,140   -8.6
Express Panel/G Van      6,306     7,145   -4.4      22,368     27,967  -20.0
Express/G Sportvan       2,107     1,932   18.1       5,946      6,749  -11.9
HHR                      6,811     9,352  -21.1      28,856     34,660  -16.7
Kodiak 4/5 Series          976     1,083   -2.4       3,321      4,395  -24.4
Kodiak 6/7/8 Series        206       300  -25.6         810      1,316  -38.4
S/T Blazer                   5         6   -9.7           7         84  -91.7
S/T Pickup                   0         0  ***.*           0          4  ***.*
Tahoe                   11,535    13,138   -4.9      46,410     58,242  -20.3
Tracker                      0         0  ***.*           0         11  ***.*
TrailBlazer             10,576    12,792  -10.4      42,208     56,178  -24.9
Uplander                 5,199     4,768   18.1      20,459     20,729   -1.3
Venture                     17        18    2.3          25        135  -81.5
................................................................................
     Avalanche           4,519     2,284  114.3      19,814     10,412   90.3
     Silverado-C/K
       Pickup           49,436    57,709   -7.2     202,151    203,062   -0.4
Chevrolet Fullsize
  Pickups               53,955    59,993   -2.6     221,965    213,474    4.0
................................................................................
      Chevrolet Total  120,334   138,179   -5.7     481,867    513,930   -6.2
-------------------------------------------------------------------------------
Acadia                   7,487         0  ***.*      19,191          0  ***.*
Canyon                   2,069     1,886   18.8       7,276      6,549   11.1
Envoy                    3,440     5,946  -37.3      14,189     23,599  -39.9
GMC C/T Series              17        23  -19.9          74         85  -12.9
GMC W Series               418       451    0.4       1,507      1,576   -4.4
Safari (GMC)                 2         2    8.3          13         46  -71.7
Savana Panel/G Classic   1,284     1,436   -3.1       4,623      5,604  -17.5
Savana Special/G Cut     1,292     1,629  -14.1       3,953      5,033  -21.5
Savana/Rally               178       166   16.2         574        804  -28.6
Sierra                  16,849    17,179    6.3      64,639     63,201    2.3
Topkick 4/5 Series         640     1,558  -55.5       2,221      3,215  -31.3
Topkick 6/7/8 Series       489       683  -22.4       1,736      2,528   -5.4
Yukon                    4,424     5,978  -19.8      19,276     20,376   22.6
Yukon XL                 3,159     1,832   86.8      13,137     10,719    6.3
      GMC Total         41,748    38,769   16.7     152,409    143,335    6.3
-------------------------------------------------------------------------------
HUMMER H1                   14        25  -39.3          70         98  -28.6
HUMMER H2                  954     1,436  -28.0       4,045      5,717  -29.2
HUMMER H3                3,407     3,952   -6.6      13,264     16,582  -20.0
      HUMMER Total       4,375     5,413  -12.4      17,379     22,397  -22.4
-------------------------------------------------------------------------------
Bravada                      0         0  ***.*           0         19  ***.*
Silhouette                   0         0  ***.*           0         10  ***.*
      Oldsmobile Total       0         0  ***.*           0         29  ***.*
-------------------------------------------------------------------------------
Other-Isuzu F Series       141       132   15.7         618        407   51.8
Other-Isuzu H Series        22        17   40.2          52         48    8.3
Other-Isuzu N Series       896     1,086  -10.6       3,412      3,630   -6.0
      Other-Isuzu Total  1,059     1,235   -7.1       4,082      4,085   -0.1
-------------------------------------------------------------------------------
Aztek                       13        47  -70.0          25        229  -89.1
Montana                     13        40  -64.8          26        254  -89.8
Montana SV6                209     2,369  -90.4         743      8,737  -91.5
Torrent                  2,079     3,057  -26.3       9,596     14,040  -31.7
      Pontiac Total      2,314     5,513  -54.5      10,390     23,260  -55.3
-------------------------------------------------------------------------------
9-7X                       353       514  -25.6       1,725      1,813  -4.9
     Saab Total            353       514  -25.6       1,725      1,813  -4.9
-------------------------------------------------------------------------------
Outlook                  3,592         0  ***.*       8,646          0  ***.*
Relay                      163       508  -65.2         674      2,348  -71.3
VUE                      6,588     6,849    4.2      29,256     30,056   -2.7
      Saturn Total      10,343     7,357   52.3      38,576     32,404   19.0
-------------------------------------------------------------------------------
      GM Total         190,678   210,801   -2.0     749,848    792,767   -5.4
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     189,347   209,391   -2.0     744,858    787,708   -5.4
-------------------------------------------------------------------------------
GM Import                1,331     1,410    2.3       4,990      5,059   -1.4
-------------------------------------------------------------------------------
      GM Total         190,678   210,801   -2.0     749,848    792,767   -5.4
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     186,545   205,193   -1.5     735,064    774,553   -5.1
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*           0          0  ***.*
-------------------------------------------------------------------------------
      GM Total         186,545   205,193   -1.5     735,064    774,553   -5.1
-------------------------------------------------------------------------------

* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   April 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                    April                January - April
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006  % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)    24        26
-------------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              3,687     7,001  -42.9      16,772     28,885  -41.9
Cadillac Total           6,465     6,820    2.7      26,648     22,629   17.8
Chevrolet Total        120,126   138,014   -5.7     481,232    513,311   -6.2
GMC Total               41,410    38,451   16.7     151,200    142,082    6.4
HUMMER Total             4,375     5,413  -12.4      17,379     22,397  -22.4
Oldsmobile Total             0         0  ***.*           0         29  ***.*
Other-Isuzu Total          274       308   -3.6         936        898    4.2
Pontiac Total            2,314     5,513  -54.5      10,390     23,260  -55.3
Saab Total                 353       514  -25.6       1,725      1,813   -4.9
Saturn Total            10,343     7,357   52.3      38,576     32,404   19.0
      GM North America
        Total*         189,347   209,391   -2.0     744,858    787,708   -5.4
-------------------------------------------------------------------------------
Chevrolet Total            208       165   36.6         635        619    2.6
GMC Total                  338       318   15.1       1,209      1,253   -3.5
Other-Isuzu Total          785       927   -8.3       3,146      3,187   -1.3
      GM Import Total    1,331     1,410    2.3       4,990      5,059   -1.4
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              3,687     7,001  -42.9      16,772     28,885  -41.9
Cadillac Total           6,465     6,820    2.7      26,648     22,629   17.8
Chevrolet Total        118,824   136,521   -5.7     476,703    507,205   -6.0
GMC Total               40,184    36,054   20.7     146,871    135,931    8.0
HUMMER Total             4,375     5,413  -12.4      17,379     22,397  -22.4
Oldsmobile Total             0         0  ***.*           0         29  ***.*
Pontiac Total            2,314     5,513  -54.5      10,390     23,260  -55.3
Saab Total                 353       514  -25.6       1,725      1,813   -4.9
Saturn Total            10,343     7,357   52.3      38,576     32,404   19.0
      GM North America
        Total*         186,545   205,193   -1.5     735,064    774,553   -5.1
-------------------------------------------------------------------------------


                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              3,687     7,001  -42.9      16,772     28,885  -41.9
Cadillac Total           6,465     6,820    2.7      26,648     22,629   17.8
Chevrolet Total        118,824   136,521   -5.7     476,703    507,205   -6.0
GMC Total               40,184    36,054   20.7     146,871    135,931    8.0
HUMMER Total             4,375     5,413  -12.4      17,379     22,397  -22.4
Oldsmobile Total             0         0  ***.*           0         29  ***.*
Pontiac Total            2,314     5,513  -54.5      10,390     23,260  -55.3
Saab Total                 353       514  -25.6       1,725      1,813   -4.9
Saturn Total            10,343     7,357   52.3      38,576     32,404   19.0
      GM Total         186,545   205,193   -1.5     735,064    774,553   -5.1
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 5/01/07



                                                                           Memo: Joint Venture
                        GMNA                                             --------------------------
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
2007 Q2 # *     403     742   1,145    473      233     568      2,419    12    42      278
O/(U) prior
forecast:@       (7)     (8)    (15)     0        0       0        (15)    (2)  (5)       0
====================================================================================================
                        GMNA
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
   2001
1st Qtr.        580     634   1,214    538      138      51      1,941    18     9       NA
2nd Qtr.        638     726   1,364    491      165      64      2,084    13    16       NA
3rd Qtr.        574     664   1,238    373      146      74      1,832    11    15       NA
4th Qtr.        573     721   1,294    441      127      67      1,929     9    16       NA
              -----   -----   -----  -----      ---     ---      -----    --    --
    CY        2,365   2,745   5,110  1,842      575     256      7,786    51    56       NA


   2002

1st Qtr.        600     753   1,353    456      131      65      2,005    11    11       NA
2nd Qtr.        688     865   1,553    453      141      74      2,221    15    17       NA
3rd Qtr.        568     740   1,308    408      132      87      1,935    19    20       NA
4th Qtr.        602     824   1,426    453      157      81      2,117    14    25       NA
              -----   -----   -----  -----      ---     ---      -----    --    --
    CY        2,458   3,182   5,640  1,770      561     307      8,278    59    73       NA


   2003

1st Qtr.        591     860   1,451    491      127      77      2,146    19    24       NA
2nd Qtr.        543     837   1,380    488      128      90      2,086    19    24       NA
3rd Qtr.        492     753   1,245    393      135     120      1,893    20    17       NA
4th Qtr.        558     827   1,385    446      157     133      2,121    16    20       NA
              -----   -----   -----  -----      ---     ---      -----    --    --
    CY        2,184   3,277   5,461  1,818      547     420      8,246    74    85       NA


   2004

1st Qtr.        525     820   1,345    473      159     296      2,273    19    19      247
2nd Qtr.        543     846   1,389    503      172     337      2,401    18    48      284
3rd Qtr.        463     746   1,209    411      185     314      2,119    16    43      261
4th Qtr.        466     811   1,277    442      200     386      2,305    17    47      324
              -----   -----   -----  -----      ---   -----      -----    --   ---    -----
    CY        1,997   3,223   5,220  1,829      716   1,333      9,098    70   158    1,116


   2005

1st Qtr.        470     712   1,182    502      185     335      2,204    16    51      286
2nd Qtr.        458     789   1,247    501      195     398      2,341    17    49      337
3rd Qtr.        423     723   1,146    412      207     409      2,174    15    50      199
4th Qtr.        483     798   1,281    443      188     420      2,332    14    68      197
              -----   -----   -----  -----      ---   -----      -----    --   ---    -----
    CY        1,834   3,022   4,856  1,858      775   1,562      9,051    62   218    1,019


   2006

1st Qtr.        496     759   1,255    494      194     472      2,415    18    50      246
2nd Qtr.        462     775   1,237    495      206     482      2,420    17    58      258
3rd Qtr.        417     633   1,050    374      215     433      2,072    12    48      202
4th Qtr.        446     661   1,107    443      215     509      2,274    11    43      260
              -----   -----   -----  -----      ---   -----      -----    --   ---      ---
    CY        1,821   2,828   4,649  1,806      830   1,896      9,181    58   199      966


   2007

1st Qtr.        399     664   1,063    511      222     544      2,340    15    35      287
2nd Qtr. # *    403     742   1,145    473      233     568      2,419    12    42      278

See Notes next page


* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@ Numbers may vary due to rounding
# Denotes estimate


(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.


This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)

Date:  May 1, 2007                   By:  /s/NICK S. CYPRUS
                                     ---  -----------------
                                          (Nick S. Cyprus
                                           Controller and
                                           Chief Accounting Officer)